UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

Green Brick Partners, Inc.

_________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

3131 Harvard Ave., Suite 104
Dallas, Texas	75205
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code: (214) 453-0145

BIOFUEL ENERGY CORP.

1600 Broadway, Suite 1740

________Denver, Colorado 80202________
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 27, 2014, Green Brick Partners, Inc. (formerly named BioFuel Energy Corp.), a Delaware corporation (the “Company”), entered into (i) a Registration Rights Agreement, with certain affiliates of Greenlight Capital, Inc., James R. Brickman and certain family members of and trusts affiliated with James R. Brickman (the “Seller Registration Rights Agreement”), (ii) a Backstop Registration Rights Agreement, with certain affiliates of Third Point LLC (the “Third Point Registration Rights Agreement”), (iii) a Loan Agreement, with the lenders from time to time party thereto and Greenlight APE, LLC, as administrative agent (the “Loan Agreement”), (iv) a Guaranty, with certain subsidiaries of the Company from time to time party thereto and Greenlight APE, LLC, as administrative agent (the “Guaranty”), and (v) a Pledge and Security Agreement, with certain subsidiaries of the Company from time to time party thereto and Greenlight APE, LLC, as collateral agent (the “Pledge and Security Agreement”).

The descriptions of the Seller Registration Rights Agreement and the Third Point Registration Rights Agreement set forth below in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference. The descriptions of the Loan Agreement, Guaranty and Pledge and Security Agreement set forth in Item 2.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 27, 2014, the Company completed the acquisition (the “Acquisition”) of all of the equity interests in JBGL Builder Finance LLC and certain subsidiaries of JBGL Capital, LP (collectively, “JBGL”), as contemplated by the Transaction Agreement, dated as of June 10, 2014 (the “Transaction Agreement”), by and among BioFuel Energy Corp., certain affiliates of Greenlight Capital, Inc. and Brickman Member Joint Venture (collectively, the “Sellers”), and JBGL for $275 million. Pursuant to the terms of the Transaction Agreement, the $275 million purchase price was paid approximately $191.8 million in cash and the issuance of 11,108,500 shares (the “Equity Issuance”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) as directed by the Sellers. Pursuant to the terms of the Transaction Agreement, the shares of Common Stock were valued at approximately $7.49 per share.

Effective upon consummation of the Acquisition, (1) the Company acquired, directly or indirectly, all of the equity interests in JBGL and (2) the Company changed its name to Green Brick Partners, Inc. The Acquisition is described in greater detail in the Company’s definitive proxy statement dated September 18, 2014 (the “Definitive Proxy Statement”), in the sections entitled “The Transactions” beginning on page 92, “The Transaction Agreement” beginning on page 110, “The Voting Agreement” beginning on page 123 and “Financing of the Transactions” beginning on page 124, which information is incorporated herein by reference. The description of the Acquisition in the Definitive Proxy Statement is qualified in its entirety by reference to the Transaction Agreement, a copy of which was filed as Annex A to the Definitive Proxy Statement.

The cash portion of the purchase price was funded from the proceeds of the $70 million rights offering conducted by the Company (the $70 million includes proceeds from purchases of shares of Common Stock by Greenlight Capital, Inc. and its affiliates (“Greenlight”) and Third Point LLC and its affiliates (“Third Point”)) and $150 million of debt financing provided by Greenlight pursuant to the Loan Agreement. The information regarding the debt financing provided to the Company by Greenlight pursuant to the Loan Agreement set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

The $70 million rights offering included a registered offering by the Company of transferable rights to the public holders of its Common Stock, as of September 15, 2014 (the “Rights Offering”) to purchase additional shares of Common Stock. Each right permitted the holder to purchase, at a rights price equal to $5.00 per share of Common Stock, 2.2445 shares of Common Stock.  4,843,384 shares of Common Stock were purchased in the public Rights Offering for aggregate gross proceeds of approximately $24.2 million.

Also, pursuant to the terms of the voting agreement, dated as June 10, 2014, between Greenlight and the Company, Greenlight agreed to exchange all of its membership interests in BioFuel Energy, LLC, a subsidiary of the Company (the “LLC Units”), it holds for shares of Common Stock on the closing date of the Acquisition, (the “LLC Unit Exchange”). In connection with the LLC Unit Exchange, the Company issued 780,958 shares of Common Stock to certain affiliates of Greenlight and an equivalent number of LLC Units and shares of Class B common stock of the Company were cancelled.

In addition to the Rights Offering, Greenlight and Third Point participated in a private rights offering to purchase additional shares of Common Stock pursuant to commitment letters (the “Private Rights Offering”).

Pursuant to its commitment letter (the “Greenlight Commitment Agreement”), Greenlight agreed to participate in the Private Rights Offering for its full basic subscription privilege in the Rights Offering and to purchase substantially simultaneously with the consummation of the Acquisition the same number of shares of Common Stock it would have purchased pursuant to the Rights Offering had it exchanged all of its LLC Units for shares of Common Stock on or prior to the record date for the Rights Offering and exercised all of the basic subscription rights it received as a holder of such Common Stock pursuant to the Private Rights Offering (the “Additional Equity Investment”). The price per share paid by Greenlight pursuant to the Greenlight Commitment Agreement was $5.00 per share, which is equal to the price paid by the other holders in the Rights Offering. Greenlight did not receive compensation for its commitment to participate in the Private Rights Offering or the Additional Equity Investment. Pursuant to the Greenlight Commitment Agreement, Greenlight purchased 4,957,618 shares of Common Stock for aggregate gross proceeds of approximately $24.8 million.

Pursuant to its commitment letter (the “Third Point Commitment Agreement”), Third Point agreed to participate in the Private Rights Offering for its full basic subscription privilege in the Rights Offering and to exercise its over-subscription privilege in full and to purchase, substantially simultaneously with the consummation of the Rights Offering to the public, all of the available shares not otherwise sold in the Rights Offering following the exercise of all other holders’ basic subscription privileges up to such amount (the “Third Point Ownership Threshold”) that Third Point’s aggregate ownership of outstanding Common Stock, after giving effect to the Equity Issuance, the Rights Offering, the LLC Unit Exchange and the share purchases pursuant to the Greenlight Commitment Agreement, equals approximately 16.7%, which was Third Point’s ownership level of the aggregate outstanding Common Stock and Class B Common Stock as of September 15, 2014. Third Point received priority allocation with respect to both its over-subscription privilege and its backstop commitment, up to the Third Point Ownership Threshold. In connection with the transactions, Third Point did not acquire, either pursuant to the Rights Offering or its backstop commitment, shares of Common Stock in excess of the Third Point Ownership Threshold. The price per share paid by Third Point pursuant to the Third Point Commitment Agreement was $5.00 per share, which is equal to the price paid by the other holders in the Rights Offering. Third Point did not receive compensation for its commitment to participate in the Private Rights Offering or its backstop commitment. Pursuant to the Third Point Commitment Agreement, Third Point purchased 4,198,998 shares of Common Stock for aggregate gross proceeds of approximately $21.0 million.

On October 27, 2014, in connection with the Transaction Agreement, the Company entered into the Seller Registration Rights Agreement with each of the Sellers pursuant to which the Company agreed, subject to certain exceptions and limitations, to effect the registration of any shares of Common Stock beneficially owned by a Seller, its affiliates from time to time and certain of their transferees; provided that the Company will not be obligated to effect the registration of any shares of Common Stock held by a Seller, its affiliates and certain of their transferees that (1) have been sold pursuant to an effective registration statement; (2) have been sold pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) (or a successor rule); or (3) have become eligible for immediate sale under Rule 144 of the Securities Act (or a successor rule) without any time or volume limitations thereunder. The Sellers, acting either individually or together, may issue to the Company a written request that the Company effect the registration of all or any portion of a Seller’s Common Stock (a “Demand Registration”). During every 12-month period, the Sellers will be entitled to two Demand Registrations. In certain circumstances, the Company may postpone effecting a Demand Registration for up to 60 days. In addition, the Sellers will have unlimited “piggyback” registration rights, subject to customary cutbacks, and the ability to require that, after the Company becomes eligible to file a shelf registration statement with the Securities and Exchange Commission (the “SEC”) on Form S-3, the Company file such a shelf registration statement and keep it continuously effective until all of the Sellers’ Common Stock is sold. The Company will pay all expenses of the registered offerings pursuant to the Sellers’ exercise of their registration rights (other than underwriting discounts and commissions with respect to underwritten offerings). The Company’s obligations to register the Sellers’ Common Stock will terminate when the Sellers are able to sell all of their Common Stock without limitation under Rule 144 of the Securities Act. The Seller Registration Rights Agreement contains customary indemnification provisions.

On October 27, 2014, in connection with the Third Point Commitment Agreement, the Company entered into the Third Point Registration Rights Agreement with Third Point, pursuant to which the Company agreed, subject to certain exceptions and limitations, to effect the registration of any shares of Common Stock beneficially owned by Third Point, its affiliates from time to time and certain of its transferees; provided that the Company will not be obligated to effect the registration of any shares of Common Stock held by Third Point, its affiliates and certain of its transferees that (1) have been sold pursuant to an effective registration statement; (2) have been sold pursuant to Rule 144 of the Securities Act (or a successor rule); or (3) have become eligible for immediate sale under Rule 144 of the Securities Act (or a successor rule) without any time or volume limitations thereunder. Third Point will have unlimited “piggyback” registration rights, subject to customary cutbacks. The Company will pay all expenses of the registered offerings pursuant to the exercise of registration rights by Third Point (other than underwriting discounts and commissions with respect to underwritten offerings). The Company’s obligations to register the Common Stock of Third Point will terminate when it is able to sell all of its Common Stock without limitation under Rule 144 of the Securities Act. The Third Point Registration Rights Agreement contains customary indemnification provisions.

The foregoing descriptions of the Seller Registration Rights Agreement and the Third Point Registration Rights Agreement, do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the Seller Registration Rights Agreement, which is attached hereto as Exhibit 10.4 and the Third Point Registration Rights Agreement, which is attached hereto as Exhibit 10.5, each of which are incorporated herein by reference.

Form 10 Information

Business

The business of the Company is described in the Definitive Proxy Statement in the section entitled “Business of JBGL” beginning on page 56, which information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 22, which information is incorporated herein by reference.

Financial Information

The financial information of JBGL, JBGL Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk in the Definitive Proxy Statement in the sections entitled “Selected Combined and Consolidated Historical Financial Information of JBGL” beginning on page 22 and “JBGL Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 69, which information is incorporated by reference.

Properties

The principal executive office of the Company is located at 3131 Harvard Ave., Suite 104, Dallas, Texas 75205. The properties of the Company are described in the Definitive Proxy Statement in the section entitled “Business of JBGL” under the headings “Description of Completed Projects and Communities under Development” and “Owned and Controlled Lots” beginning on pages 63 and 65, respectively, which information is incorporated herein by reference. The Definitive Proxy Statement indicated that units owned by Centre Living would be sold prior to the consummation of the Acquisition but the Company continues to own Centre Living as of the date of this Current Report.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth information with respect to the beneficial ownership of the Company’s Common Stock as of October 27, 2014, by:

•	each person who is known by the Company to beneficially own 5% or more of any class of the outstanding shares of Common Stock;
•	each member of the Board who beneficially owns any class of shares of the Common Stock;
•	each of the Company’s named executive officers; and
•	all members of the Board and the Company’s executive officers as a group.

Beneficial ownership is determined in accordance with the SEC rules and includes voting or investment power with respect to the securities. Unless otherwise indicated and subject to applicable community property laws, to the Company’s knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse.

Unless otherwise indicated, the address for all beneficial owners is c/o Green Brick Partners, Inc., 3131 Harvard Ave., Suite 104, Dallas, Texas 75205. At the close of business on October 27, 2014, there were 31,346,084 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. The percentage of voting shares outstanding was determined based on 31,346,084 shares outstanding on October 27, 2014.

Beneficial Owner	Number of Shares of Common Stock	Total Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
Greenlight Capital, Inc. and its affiliates(1) 2 Grand Central Tower 140 East 45th Street, 24th floor New York, NY 10017	15,650,727	15,650,727	49.9%
Third Point Funds(2) 390 Park Avenue, 18th floor New York, NY 10022	5,370,369	5,370,369	17.1%
James R. Brickman	1,479,506	1,666,442	5.3%
John Jason Corley	–	–	–
Jed Dolson	–	–	–
Jason Hibbs	–	–	–
Scott H. Pearce	95,780	95,780	*
Kelly G. Maguire	22,688	22,688	*
Harry Brandler	–	–	–
Kathleen Olson	–	–	–
Richard Press	–	–	–
John R. Farris	–	–	–
David Einhorn(3)	8,922	8,922	*
Elizabeth Blake	21,315	21,315	*
All Directors and Executive Officers as a group, 10 persons(4)	17,151,548	17,338,484	55.3%

* less than 1%

(1)	Greenlight Capital, Inc. is the investment manager for Greenlight Capital Qualified, L.P., Greenlight Capital, L.P. and Greenlight Capital Offshore Partners, and as such has voting and dispositive power over 3,722,010 shares of Common Stock held by Greenlight Capital Qualified, L.P., 837,136 shares of Common Stock held by Greenlight Capital, L.P., and 6,590,355 shares of Common Stock held by Greenlight Capital Offshore Partners. DME Advisors, LP (“DME Advisors”) is the investment manager for Greenlight Reinsurance, Ltd., and as such has voting and dispositive power over 2,248,337 shares of Common Stock held by Greenlight Reinsurance, Ltd. DME Capital Management, LP (“DME Management”) is the investment manager for Greenlight Capital (Gold), LP, and Greenlight Capital Offshore Master (Gold), Ltd., and as such has voting and dispositive power over 1,129,356 shares of Common Stock held by Greenlight Capital (Gold), LP and 1,114,611 shares of Common Stock held by Greenlight Capital Offshore Master (Gold), Ltd. DME Advisors GP, LLC (“DME GP”) is the general partner of DME Advisors and DME Management, and as such has voting and dispositive power over 4,492,304 shares of Common Stock. David Einhorn, one of our directors, is the principal of Greenlight Capital, Inc., DME Advisors, DME Management and DME GP, and as such has voting and dispositive power over 15,650,727 shares of Common Stock held by these affiliates of Greenlight Capital, Inc. Mr. Einhorn disclaims beneficial ownership of these shares, except to the extent of any pecuniary interest therein. Also includes 8,922 shares held by Mr. Einhorn.
(2)	Includes 5,242,124 shares held of record by Third Point Offshore Master Fund LP, Third Point Partners LP, Third Point Partners Qualified LP, Third Point Ultra Master Fund LP and Third Point Reinsurance Company Ltd., which are investment funds managed by Third Point LLC, and 128,245 shares held by Daniel S. Loeb, who has the power to vote and dispose of the shares held by him and the investment funds managed by Third Point LLC.
(3)	See note 1.
(4)	Includes shares held by Greenlight Capital, Inc. and its affiliates described in Note 1, which are controlled by one of our directors, David Einhorn.

Directors and Executive Officers

The directors and executive officers of the Company immediately after the consummation of the Acquisition are described in the Definitive Proxy Statement in the sections entitled “Proposal 10 — Directors Post Consummation of the Transactions” and “Management — Executive Officers Post Consummation of the Transactions” beginning on pages 172 and 175, respectively, which information is incorporated herein by reference.

Information regarding the reconstitution of the Company’s Board of Directors (the “Board”) and its committees, effective as of October 27, 2014 set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Executive Compensation

The compensation of the Company’s directors and executive officers after the completion of the Acquisition is described in the Definitive Proxy Statement in the section entitled “Executive Compensation Information — JBGL Compensation Discussion and Analysis” beginning on page 183, which information is incorporated herein by reference. The description of director and executive compensation prior to the completion of the Acquisition is described in the Definitive Proxy Statement in the sections entitled “Executive and Director Compensation Arrangements of the Company for the Fiscal Year Ended December 31, 2013” and “2014 Compensation Activity” beginning on pages 177 and 183 respectively, which information is incorporated herein by reference.

Effective October 27, 2014, the Board made certain changes to director and executive officer compensation, which is discussed below under Item 5.02 to this Current Report on Form 8-K and is incorporated herein by reference.

The description of Compensation Committee Interlocks and Insider Participation in the Definitive Proxy Statement in the section entitled “Compensation Committee Interlocks and Insider Participation” beginning on page 167 is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The description of certain relationships and related transaction of the Company contained in the sections of the Definitive Proxy Statement entitled “Interests of the Company’s Directors and Executive Officers in the Transactions” beginning on page 156, “Corporate Governance — Relationships with Related Persons, Promoters and Certain Control Persons” beginning on page 169, “Corporate Governance — JBGL” beginning on page 170, and Note 3, “Related Party Transactions” to JBGL’s historical financial statements beginning on page FP-13, each of which is incorporated herein by reference.

Legal Proceedings

The description of the legal proceedings of the Company in the Definitive Proxy Statement in the section entitled “Business of JBGL — Legal Proceedings” beginning on page 68.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

The Company completed an initial public offering of shares of its Common Stock in June 2007. The Common Stock trades on The Nasdaq Capital Market under the symbol “GRBK” and previously traded under the symbol “BIOF” through October 27, 2014. The following table sets forth the high and low closing prices for the Common Stock as reported on The Nasdaq Capital Market for the quarterly periods indicated. These prices do not include retail markups, markdowns or commissions.

Year ended, December 31, 2012	High	Low
First Quarter	$17.00	$12.00
Second Quarter	$12.60	$3.56
Third Quarter	$10.21	$2.24
Fourth Quarter	$7.31	$3.68

Year ended, December 31, 2013	High	Low
First Quarter	$6.73	$4.15
Second Quarter	$5.15	$3.08
Third Quarter	$4.23	$3.35
Fourth Quarter	$3.65	$1.45

Year ended, December 31, 2014	High	Low
First Quarter	$7.30	$1.75
Second Quarter	$8.79	$5.17
Third Quarter	$13.11	$5.90
Fourth Quarter (through October 27, 2014)	$8.06	$5.01

On March 27, 2014, which was the last trading day before the Company announced its receipt of the proposal regarding the Acquisition, the closing price of the Common Stock was $2.96. On June 10, 2014, which was the last trading day before the Company announced its entrance into the Transaction Agreement, the closing price of the Common Stock was $5.78. On October 27, 2014, the closing price of the Common Stock was $7.28.

On October 27, 2014, there were approximately 37 stockholders of record of the Common Stock. We believe the number of beneficial owners of the Common Stock is substantially greater than the number of record holders because a large portion of our outstanding Common Stock is held of record in broker “street names” for the benefit of individual investors. As of October 27, 2014, there were 31,346,084 shares of Common Stock outstanding.

Dividend Policy

The Company has not paid any dividends since its inception and does not anticipate declaring or paying any cash dividends on the Common Stock in the foreseeable future. The Company currently anticipates that it will retain all of its available cash for general corporate purposes. Payment of future dividends, if any, will be at the discretion of the Board and will depend on many factors, including general economic and business conditions, strategic plans, financial results and condition, legal requirements and other factors as the Board deems relevant.

Recent Sales of Unregistered Securities

Information regarding recent sales of unregistered securities set forth under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Common Stock, preferred stock, Series B Junior Participating Preferred Stock, 382 Rights Agreement and certain provisions of the Company’s certificate of incorporation and bylaws in the Definitive Proxy Statement in the section entitled “Description of Biofuel Energy Corp. Capital Stock” beginning on page 143 is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the Company’s indemnification of directors and officers in the Definitive Proxy Statement in the section entitled “Interests of the Company’s Directors and Executive Officers in the Transactions — Indemnification and Exculpation of Directors and Officers” beginning on page 159 is incorporated herein by reference.

Financial Statements and Supplementary Data

Information concerning the financial statements and supplementary data of the Company set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financing Disclosure

Information concerning a change in the Company’s independent public registered public accounting firm set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

Information concerning the financial information of the Company set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 27, 2014, in connection with the Acquisition, the Company entered into the Loan Agreement, the Guaranty and the Pledge and Security Agreement. The Loan Agreement provides for a five-year term loan facility in an aggregate principal amount of up to $150 million to fund, in part, the Acquisition. Certain subsidiaries of the Company will guarantee obligations under the facility pursuant to the Guaranty. On October 27, 2014, the Company borrowed $150 million under the facility.

Interest and Repayments

Amounts drawn under the facility will bear interest at 9.0% per annum from October 27, 2014 through the first anniversary thereof and 10.0% per annum thereafter, and the Company will have a one-time right to elect to pay up to four consecutive quarters’ interest in kind. The facility will have no amortization but is subject to mandatory prepayment with 100% of the net cash proceeds received from the incurrence of certain debt by the Company or the issuance of any equity securities. Voluntary prepayments of the facility will be permitted at any time. All prepayments made prior to October 27, 2016 will be subject to a 1.0% prepayment premium.

Collateral

Pursuant to the Pledge and Security Agreement, the facility will be secured by a first priority lien on substantially all of the Company’s assets and substantially all of the assets, subject to certain exceptions, of each of the Company’s subsidiaries.

Covenants

The facility will be subject to customary affirmative covenants (subject to certain customary exceptions), including affirmative covenants relating to: reporting requirements, preservation of existence, payment of liabilities, including taxes, maintenance of insurance, visitation rights, keeping of records and books of accounts, compliance with laws, use of proceeds, further assurance, additional security, environmental compliance and accounting and financial management.

The facility will also be subject to customary negative covenants (subject to certain customary exceptions), including negative covenants relating to: limits on incurrence of indebtedness, limits on incurrence of liens, limits on investments, restrictions on dividends and related distributions, limits on liquidations, mergers and acquisitions, limits on disposition of assets or subsidiaries, limits on transactions with affiliates, limits on change in business, limits on change of fiscal year, limits on issuance of stock by subsidiaries, limits on amendments to organizational documents, limits on entering into inconsistent agreements, limits on foreign subsidiaries and limits on entering into hedging arrangements.

In addition, the facility requires the Company to maintain a fixed charge coverage ratio, tested quarterly, of no more than (a) 0.80 to 1.00 as of the last day of any fiscal quarter in which all or a portion of the interest on the facility for such fiscal quarter is paid in kind in accordance with the terms of the Loan Agreement for any four quarter period ending on such date or (b) 1.00 to 1.20 as of the last day of any other fiscal quarter for any four quarter period ending on such date.

Events of Default

Subject to customary and other thresholds and grace periods to be agreed upon, the following events will be an event of default under the facility allowing the lenders to accelerate the Company’s repayment obligations and exercise other remedies under the facility: nonpayment of principal, interest or other amounts; breach of certain covenants; incorrectness of representations and warranties in any material respect; cross default and cross acceleration; bankruptcy and similar events; material judgments; ERISA events; actual or asserted invalidity of guarantees or security interests representing assets that are material to the Company and guarantors; and a change of control of the Company. Upon and during the continuance of any payment or bankruptcy event of default, overdue principal, interest, fees and other overdue amounts will bear interest at the applicable interest rate plus 2.0% per annum.

The foregoing descriptions of the Loan Agreement, the Guaranty and the Pledge and Security Agreement, do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the Loan Agreement, which is attached hereto as Exhibit 10.7, the Guaranty, which is attached hereto as Exhibit 10.8, and the Pledge and Security Agreement, which is attached hereto as Exhibit 10.9, each of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Information regarding the Equity Issuance, the LLC Unit Exchange, and the Private Rights Offering set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of securities related to the Equity Issuance, the LLC Unit Exchange, and the Private Rights Offering, were made in reliance upon an available exemption from registration under the Securities Act, by reason of Section 4(2) thereof or other appropriate exemptions, to persons who are “accredited investors”, as defined in Regulation D promulgated under the Securities Act.

The descriptions of the Seller Registration Rights Agreement and the Third Point Registration Rights Agreement set forth under Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Information concerning amendments to the Company’s certificate of incorporation set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Independent Registered Public Accounting Firm of JBGL

On June 12, 2014, JBGL dismissed Huselton, Morgan & Maultsby, P.C. (“Huselton”) as their independent registered public accounting firm.

Huselton’s reports on JBGL’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The board of directors or other relevant governing body of each of the entities comprising JBGL approved the dismissal of Huselton as their independent registered public accounting firm. During JBGL’s two most recent fiscal years and through June 12, 2014, there have been no disagreements with Huselton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Huselton, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

A copy of the disclosure made herein by the Company has been provided to Huselton prior to the date of filing of this Current Report on Form 8-K with the SEC, and the auditors have been requested to furnish the Company with a copy of a letter addressed to the SEC stating that it agrees with the statements made by the Company in this Item 4.01 of this Current Report on Form 8-K. A copy of this letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 17, 2014, the board of directors or other relevant governing body of each of the entities comprising JBGL ratified and approved JBGL’s engagement of Grant Thornton LLP (“Grant Thornton”) as their independent registered public accounting firm.

During the years ended December 31, 2013 and 2012 and through June 17, 2014, neither JBGL nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the JBGL’s financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 5.01.	Changes in Control of Registrant.

Effective as of October 27, 2014, in accordance with the Transaction Agreement and pursuant to the Acquisition, a change of control of the Company occurred, whereby a majority of the members of the Board were replaced and new executive officers were elected, thereby assuming control of the Company. The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the consummation of the Acquisition on October 27, 2014, Scott H. Pearce resigned from his positions as President and Chief Executive Officer, Kelly G. Maguire resigned from his positions as Executive Vice President and Chief Financial Officer, Mark L. Zoeller resigned from his positions as Vice President — General Counsel and Corporate Secretary, and each of Mark W. Wong, Scott H. Pearce, Richard I. Jaffe, John D. March, and Ernest J. Sampias resigned as directors of the Company.

(c) In connection with the consummation of the Acquisition on October 27, 2014, the following individuals were elected executive officers of the Company:

Name	Position
James R. Brickman	Chief Executive Officer and Director
Jason R. Hibbs	Chief Financial Officer
John Jason Corley	Chief Operating Officer of JBGL Builder Finance LLC
Jed Dolson	Head of Land Acquisition and Development

Information regarding each of these executive officers contained in the section of the Definitive Proxy Statement entitled “Management — Executive Officers Post Consummation of the Transactions” beginning on page 175 is incorporated herein by reference.

The description of certain relationships and related transactions of the Company contained in the sections of the Definitive Proxy Statement entitled “Corporate Governance — JBGL” beginning on page 170, and Note 3, “Related Party Transactions” to JBGL’s historical financial statements beginning on page FP-13 are incorporated herein by reference.

In connection with the consummation of the Acquisition on October 27, 2014, the Company entered into employment agreements (the “Employment Agreements”) with each of Messrs. Brickman, Corley and Dolson. The descriptions of such employment agreements contained in the section of the Definitive Proxy Statement entitled “Executive Compensation Information — JBGL Compensation Discussion and Analysis — Employment Agreements” beginning on page 187, is incorporated herein by reference. The summary of each of the employment agreements in Definitive Proxy Statement is qualified in its entirety by reference to the full text of such employment agreements, copies of which are attached hereto as Exhibits 10.15, 10.17 and 10.18 to this Current Report on Form 8-K.

In connection with the consummation of the Acquisition on October 27, 2014, the Company also entered into a stock option agreement with Mr. Brickman (the “Award Agreement”), pursuant to which Mr. Brickman received a one-time award of stock options to purchase 500,000 shares of Common Stock. The stock option has a per share exercise price equal to $7.4861, which is based on the weighted average price of the Company’s Common Stock for the five trading days immediately prior to the date of grant. Subject to Mr. Brickman’s continued employment, the stock option will vest and become exercisable in five substantially equal installments on each of the first five anniversaries of the date of grant. In the event that Mr. Brickman’s employment is terminated by the Company without cause, any unvested portion of the stock option will vest and become exercisable as of the date of such termination. The stock option grant was made as an inducement material to Mr. Brickman entering into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). The summary of the Award Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.16 to this Current Report on Form 8-K.

On October 30, 2014, Mr. Hibbs resigned as Chief Financial Officer of the Company, effective that day. It is anticipated that Mr. Hibbs will remain as a consultant to the Company. Effective October 31, 2014, Mr. Corley resumed his prior responsibilities as Chief Financial Officer of the Company on an interim basis.

(d) Pursuant to the Transaction Agreement and in connection with the consummation of the Acquisition on October 27, 2014, James R. Brickman, Harry Brandler, Kathleen Olsen, Richard Press and John R. Farris were appointed as directors of the Company, to serve together with the Company’s continuing directors Elizabeth K. Blake and David Einhorn, who was appointed Chairman of the Board. Effective as of the date of the consummation of the Acquisition, the directors appointed to each of the committees are as follows:

Audit Committee

Kathleen Olsen, John R. Farris and Richard Press

Compensation Committee

Richard Press, Kathleen Olsen and Elizabeth K. Blake

Governance and Nominating Committee

Elizabeth K. Blake, Kathleen Olsen and John R. Farris

The description of certain relationships and related transactions of the Company contained in the sections of the Definitive Proxy Statement entitled “Corporate Governance — JBGL” beginning on page 170, and Note 3, “Related Party Transactions” to JBGL’s historical financial statements beginning on page FP-13 are incorporated herein by reference.

(e) Information concerning the Employment Agreements and the Award Agreement set forth under Item 5.02(c) of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following approval by the Company’s stockholder at the annual meeting of stockholders held October 17, 2014 and the consummation of the Acquisition, the Company filed with the Secretary of State of the State of Delaware the Company’s Amended and Restated Certificate of Incorporation that amends and restates it certificate of incorporation as follows:

•	an increase to the number of authorized shares of Common Stock, par value $0.01 per share, from 10,000,000 shares to 100,000,000 share;

•	the name of the Company was changed from “BioFuel Energy Corp.” to “Green Brick Partners, Inc.”;

•	the elimination of Article V, Sections 4.03(b) and 4.06 of Article IV and all other provisions in the certificate of incorporation relating to the LLC Units and the Class B Common Stock, including certain non-substantive conforming changes; and

•	the addition of a new Article V to impose restrictions on transfers and ownership of Common Stock in order to preserve the Company’s net operating loss carryforwards and other tax benefits.

The foregoing amendments to the Company’s certificate of incorporation are described in the Definitive Proxy Statement in the sections entitled “Proposal 4 — Approval of Amendment of the Charter to Increase the Number of Authorized Shares of Common Stock” beginning on page 138, “Proposal 5 — Approval of Amendment of the Charter to Change the Name of the Company to “Green Brick Partners, Inc.”” beginning on page 140, “Proposal 6 — Approval of Amendment of the Charter to Eliminate References to LLC Units and Class B Common Stock” beginning on page 141, and “Proposal 7 — Approval of the Charter to Preserve Certain Tax Benefits” beginning on page 150, which information is incorporated herein by reference.

The Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K, which information is incorporated by reference.

Item 5.06.	Change in Shell Company Status.

The material terms of the Acquisition are described in the Definitive Proxy in the sections entitled “The Transactions” beginning on page 92, “The Transaction Agreement” beginning on page 110, “The Voting Agreement” beginning on page 123 and “Financing of the Transactions” beginning on page 127, which information is incorporated herein by reference. The description of the Acquisition in the Definitive Proxy Statement is qualified in its entirety by reference to the Transaction Agreement, a copy of which was filed as Annex A to the Definitive Proxy Statement.

Item 8.01.	Other Events.

A copy of the Company’s press release, dated October 27, 2014, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The combined and consolidated financial statements of JBGL included in the Definitive Proxy Statement in the section entitled “Combined and Consolidated Financial Statements of JBGL” beginning on page FP-1 are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information included in the Definitive Proxy Statement in the section entitled “Unaudited Pro Forma Combined Financial Information” beginning on page 49 is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Transaction Agreement, dated as of June 10, 2014, by and among BioFuel Energy Corp., JBGL Capital L.P., JBGL Exchange (Offshore), LLC, JBGL Willow Crest (Offshore), LLC, JBGL Hawthorne (Offshore), LLC, JBGL Inwood (Offshore), LLC, JBGL Chateau (Offshore), LLC, JBGL Castle Pines (Offshore), LLC, JBGL Lakeside (Offshore), LLC, JBGL Mustang (Offshore), LLC, JBGL Kittyhawk (Offshore), LLC, JBGL Builder Finance (Offshore), LLC, Greenlight Onshore Investments, LLC, JBGL Exchange, LLC, JBGL Willow Crest, LLC, JBGL Hawthorne, LLC, JBGL Inwood, LLC, JBGL Chateau, LLC, JBGL Castle Pines, LP, JBGL Castle Pines Management, LLC, JBGL Lakeside, LLC, JBGL Mustang, LLC, JBGL Kittyhawk, LLC, JBGL Builder Finance LLC and Brickman Member Joint Venture (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 13, 2014).#

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws of BioFuel Energy Corp, dated as of March 20, 2009, (incorporated by reference to Exhibit 3.2 to the Company’s Form 8-K filed March 23, 2009).

Exhibit No.	Description of Exhibit

4.1	Specimen Common Stock Certificate.

4.2	Certificate of Designation of Series B Junior Participating Preferred Stock of BioFuel Energy Corp. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 28, 2014).

4.3	Section 382 Rights Agreement, dated as of March 27, 2014, between BioFuel Energy Corp. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, which includes the Form of Certification of Designation of Series B Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed March 28, 2014).

4.4	Form of Rights Certificate (incorporated by reference to Exhibit 3.1.3 to the Company’s Registration Statement Amendment No. 1 on Form S-1 (File No. 333-197446) filed on August 21, 2014).

10.1	Letter Agreement, dated as of July 15, 2014, by and among BioFuel Energy Corp., Greenlight Capital Offshore Partners, Greenlight Capital, L.P., Greenlight Capital Qualified, L.P., Greenlight Reinsurance, Ltd., Greenlight Capital (Gold), LP and Greenlight Capital Offshore Master (Gold), Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed July 15, 2014).

10.2	Letter Agreement, dated as of July 15, 2014, by and among BioFuel Energy Corp., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Company Ltd. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed July 15, 2014).

10.3	Voting Agreement, dated as of June 10, 2014, by and among BioFuel Energy Corp., Greenlight Capital Offshore Partners, Greenlight Capital, L.P., Greenlight Capital Qualified, L.P., Greenlight Reinsurance, Ltd., Greenlight Capital (Gold), LP and Greenlight Capital Offshore Master (Gold), Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 13, 2014).

10.4	Registration Rights Agreement, dated as October 27, 2014, by and among the Company and JBGL Exchange (Offshore), LLC, JBGL Willow Crest (Offshore), LLC, JBGL Hawthorne (Offshore), LLC, JBGL Inwood (Offshore), LLC, JBGL Chateau (Offshore), LLC, JBGL Castle Pines (Offshore), LLC, JBGL Lakeside (Offshore), LLC, JBGL Mustang (Offshore), LLC, JBGL Kittyhawk (Offshore), LLC, JBGL Builder Finance (Offshore), LLC, Greenlight Capital Qualified, LP, Greenlight Capital, LP, Greenlight Capital Offshore Partners, Greenlight Reinsurance, Ltd., Greenlight Capital (Gold), LP, Greenlight Capital Offshore Master (Gold), Ltd., Scott L. Roberts, L. Loraine Brickman Revocable Trust, Roger E. Brickman GST Marital Trust, James R. Brickman, Blake Brickman, Jennifer Brickman Roberts, Trevor Brickman and Natalie Brickman.

Exhibit No.	Description of Exhibit

10.5	Backstop Registration Rights Agreement, dated as October 27, 2014, between the Company and Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Company Ltd.

10.6	Commitment Letter, dated as of June 10, 2014, between BioFuel Energy Corp. and Greenlight Capital, Inc., on behalf of its affiliated funds and managed accounts (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed June 13, 2014).

10.7	Loan Agreement, dated as of October 27, 2014, by and among the Company, the lenders from time to time party thereto and Greenlight APE, LLC.

10.8	Guaranty, dated as of October 27, 2014, by and among, the Company, certain subsidiaries of the Company from time to time party thereto and Greenlight APE, LLC.

10.9	Pledge and Security Agreement, dated as of October 27, 2014, by and among the Company, certain subsidiaries of the Company from time to time party thereto and Greenlight APE, LLC.

10.10	Amended and Restated Limited Liability Company Operating Agreement of The Providence Group of Georgia, L.L.C., dated as of July 1, 2011 (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.11	Amended and Restated Company Agreement of CB JENI Homes DFW LLC, dated as April 1, 2012 (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.12	Company Agreement of Southgate Homes DFW LLC, dated as of January 29, 2013 (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.13	Amended and Restated Limited Liability Company Operating Agreement of JBGL A&A, LLC, dated November 15, 2011 (incorporated by reference to Exhibit 10.23 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.14	Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement, filed on September 18, 2014).

10.15	Employment Agreement, dated as of October 27, 2014, between the Company and James R. Brickman.

10.16	Green Brick Partners, Inc. Stock Option Agreement, dated as of October 27, 2014, between the Company and James R. Brickman.

Exhibit No.	Description of Exhibit

10.17	Employment Agreement, dated as of October 27, 2014, between the Company and John Jason Corley.

10.18	Employment Agreement, dated as of October 27, 2014, between the Company and Jed Dolson.

10.19	Promissory Note, dated as of October 13, 2011, by JBGL Builder Finance LLC for the benefit of Inwood National Bank (incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014) .

10.20	Promissory Note, dated October 13, 2012, by JBGL Builder Finance LLC for the benefit of Inwood National Bank (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.21	Second Renewal, Extension and Modification of Promissory Note and Second Amendment to Business Loan Agreement, dated as of October 13, 2013, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.27 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.22	Commercial Security Agreement, dated as of October 13, 2011, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.28 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.23	Commercial Security Agreement, dated as of October 13, 2012 by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.29 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.24	Business Loan Agreement (Asset Based), dated as of October 13, 2011, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.30 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.25	Business Loan Agreement, dated as of October 13, 2012, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.31 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.26	Cross-Pledge Agreement, dated as of October 11, 2013, between Inwood National Bank, JBGL Builder Finance LLC and JBGL Model Fund 1, LLC (incorporated by reference to Exhibit 10.32 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.27	Loan Agreement, dated as of December 13, 2013, between PlainsCapital Bank and JBGL Capital, LP (incorporated by reference to Exhibit 10.33 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

Exhibit No.	Description of Exhibit

10.28	Promissory Note, dated as of December 13, 2013, by JBGL Capital, LP for the benefit of PlainsCapital Bank (incorporated by reference to Exhibit 10.34 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.29	Guaranty Agreement, dated as of December 13, 2013, by JBGL Castle Pines, LP, JBGL Chateau, LLC, JBGL Exchange LLC, JBGL Hawthorne, LLC, JBGL Inwood LLC, JBGL Kittyhawk, LLC, JBGL Mustang LLC and JBGL Willow Crest LLC, for the benefit of Plains Capital Bank (incorporated by reference to Exhibit 10.35 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

16.1	Letter from Huselton, Morgan & Maultsby, P.C. dated October 31, 2014.

21.1	List of Subsidiaries of the Company (incorporated by reference to Exhibit 21.2 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

99.1	The Company’s press release dated October 27 2014.

#	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Brick Partners, Inc.

By:	/s/ James R. Brickman
Name:	James R. Brickman
Title:	Chief Executive Officer

Date: October 31, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Transaction Agreement, dated as of June 10, 2014, by and among BioFuel Energy Corp., JBGL Capital L.P., JBGL Exchange (Offshore), LLC, JBGL Willow Crest (Offshore), LLC, JBGL Hawthorne (Offshore), LLC, JBGL Inwood (Offshore), LLC, JBGL Chateau (Offshore), LLC, JBGL Castle Pines (Offshore), LLC, JBGL Lakeside (Offshore), LLC, JBGL Mustang (Offshore), LLC, JBGL Kittyhawk (Offshore), LLC, JBGL Builder Finance (Offshore), LLC, Greenlight Onshore Investments, LLC, JBGL Exchange, LLC, JBGL Willow Crest, LLC, JBGL Hawthorne, LLC, JBGL Inwood, LLC, JBGL Chateau, LLC, JBGL Castle Pines, LP, JBGL Castle Pines Management, LLC, JBGL Lakeside, LLC, JBGL Mustang, LLC, JBGL Kittyhawk, LLC, JBGL Builder Finance LLC and Brickman Member Joint Venture (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 13, 2014).#

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws of BioFuel Energy Corp, dated as of March 20, 2009, (incorporated by reference to Exhibit 3.2 to the Company’s Form 8-K filed March 23, 2009).

4.1	Specimen Common Stock Certificate.

4.2	Certificate of Designation of Series B Junior Participating Preferred Stock of BioFuel Energy Corp. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed March 28, 2014).

4.3	Section 382 Rights Agreement, dated as of March 27, 2014, between BioFuel Energy Corp. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, which includes the Form of Certification of Designation of Series B Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed March 28, 2014).

4.4	Form of Rights Certificate (incorporated by reference to Exhibit 3.1.3 to the Company’s Registration Statement Amendment No. 1 on Form S-1 (File No. 333-197446) filed on August 21, 2014).

10.1	Letter Agreement, dated as of July 15, 2014, by and among BioFuel Energy Corp., Greenlight Capital Offshore Partners, Greenlight Capital, L.P., Greenlight Capital Qualified, L.P., Greenlight Reinsurance, Ltd., Greenlight Capital (Gold), LP and Greenlight Capital Offshore Master (Gold), Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed July 15, 2014).

10.2	Letter Agreement, dated as of July 15, 2014, by and among BioFuel Energy Corp., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Company Ltd. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed July 15, 2014).

Exhibit No.	Description of Exhibit

10.3	Voting Agreement, dated as of June 10, 2014, by and among BioFuel Energy Corp., Greenlight Capital Offshore Partners, Greenlight Capital, L.P., Greenlight Capital Qualified, L.P., Greenlight Reinsurance, Ltd., Greenlight Capital (Gold), LP and Greenlight Capital Offshore Master (Gold), Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 13, 2014).

10.4	Registration Rights Agreement, dated as October 27, 2014, by and among the Company and JBGL Exchange (Offshore), LLC, JBGL Willow Crest (Offshore), LLC, JBGL Hawthorne (Offshore), LLC, JBGL Inwood (Offshore), LLC, JBGL Chateau (Offshore), LLC, JBGL Castle Pines (Offshore), LLC, JBGL Lakeside (Offshore), LLC, JBGL Mustang (Offshore), LLC, JBGL Kittyhawk (Offshore), LLC, JBGL Builder Finance (Offshore), LLC, Greenlight Capital Qualified, LP, Greenlight Capital, LP, Greenlight Capital Offshore Partners, Greenlight Reinsurance, Ltd., Greenlight Capital (Gold), LP, Greenlight Capital Offshore Master (Gold), Ltd., Scott L. Roberts, L. Loraine Brickman Revocable Trust, Roger E. Brickman GST Marital Trust, James R. Brickman, Blake Brickman, Jennifer Brickman Roberts, Trevor Brickman and Natalie Brickman.

10.5	Backstop Registration Rights Agreement, dated as October 27, 2014, between the Company and Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Third Point Reinsurance Company Ltd.

10.6	Commitment Letter, dated as of June 10, 2014, between BioFuel Energy Corp. and Greenlight Capital, Inc., on behalf of its affiliated funds and managed accounts (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed June 13, 2014).

10.7	Loan Agreement, dated as of October 27, 2014, by and among the Company, the lenders from time to time party thereto and Greenlight APE, LLC.

10.8	Guaranty, dated as of October 27, 2014, by and among, the Company, certain subsidiaries of the Company from time to time party thereto and Greenlight APE, LLC.

10.9	Pledge and Security Agreement, dated as of October 27, 2014, by and among the Company, certain subsidiaries of the Company from time to time party thereto and Greenlight APE, LLC.

10.10	Amended and Restated Limited Liability Company Operating Agreement of The Providence Group of Georgia, L.L.C., dated as of July 1, 2011 (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.11	Amended and Restated Company Agreement of CB JENI Homes DFW LLC, dated as April 1, 2012 (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

Exhibit No.	Description of Exhibit

10.12	Company Agreement of Southgate Homes DFW LLC, dated as of January 29, 2013 (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.13	Amended and Restated Limited Liability Company Operating Agreement of JBGL A&A, LLC, dated November 15, 2011 (incorporated by reference to Exhibit 10.23 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.14	Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement, filed on September 18, 2014).

10.15	Employment Agreement, dated as of October 27, 2014, between the Company and James R. Brickman.

10.16	Green Brick Partners, Inc. Stock Option Agreement, dated as of October 27, 2014, between the Company and James R. Brickman.

10.17	Employment Agreement, dated as of October 27, 2014, between the Company and John Jason Corley.

10.18	Employment Agreement, dated as of October 27, 2014, between the Company and Jed Dolson.

10.19	Promissory Note, dated as of October 13, 2011, by JBGL Builder Finance LLC for the benefit of Inwood National Bank (incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014) .

10.20	Promissory Note, dated October 13, 2012, by JBGL Builder Finance LLC for the benefit of Inwood National Bank (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.21	Second Renewal, Extension and Modification of Promissory Note and Second Amendment to Business Loan Agreement, dated as of October 13, 2013, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.27 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.22	Commercial Security Agreement, dated as of October 13, 2011, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.28 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.23	Commercial Security Agreement, dated as of October 13, 2012 by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.29 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

Exhibit No.	Description of Exhibit

10.24	Business Loan Agreement (Asset Based), dated as of October 13, 2011, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.30 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.25	Business Loan Agreement, dated as of October 13, 2012, by and between JBGL Builder Finance LLC and Inwood National Bank (incorporated by reference to Exhibit 10.31 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.26	Cross-Pledge Agreement, dated as of October 11, 2013, between Inwood National Bank, JBGL Builder Finance LLC and JBGL Model Fund 1, LLC (incorporated by reference to Exhibit 10.32 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.27	Loan Agreement, dated as of December 13, 2013, between PlainsCapital Bank and JBGL Capital, LP (incorporated by reference to Exhibit 10.33 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.28	Promissory Note, dated as of December 13, 2013, by JBGL Capital, LP for the benefit of PlainsCapital Bank (incorporated by reference to Exhibit 10.34 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

10.29	Guaranty Agreement, dated as of December 13, 2013, by JBGL Castle Pines, LP, JBGL Chateau, LLC, JBGL Exchange LLC, JBGL Hawthorne, LLC, JBGL Inwood LLC, JBGL Kittyhawk, LLC, JBGL Mustang LLC and JBGL Willow Crest LLC, for the benefit of Plains Capital Bank (incorporated by reference to Exhibit 10.35 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

16.1	Letter from Huselton, Morgan & Maultsby, P.C. dated October 31, 2014.

21.1	List of Subsidiaries of the Company (incorporated by reference to Exhibit 21.2 to the Company’s Registration Statement on Form S-1 (File No. 333-197446) filed on July 16, 2014).

99.1	The Company’s press release dated October 27 2014.

#	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the SEC upon request.